EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Registration Statement on Form 20-F of Mosquito Consolidated Gold Mines Limited, as filed with the Securities and Exchange Commission on the date hereof (the “Registration Statement”), I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Registration Statement fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Registration Statement fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:  May 25, 2007

/s/ Brian A. McClay
Brian A. McClay President and Chief Executive Officer